                        DEAN WITTER
                        HIGH YIELD SECURITIES INC.
                        PROSPECTUS--OCTOBER 24, 1996

-------------------------------------------------------------------------------

DEAN WITTER HIGH YIELD SECURITIES INC. (THE "FUND") IS AN OPEN-END DIVERSIFIED MANAGEMENT INVESTMENT COMPANY WHOSE PRIMARY INVESTMENT OBJECTIVE IS TO EARN A HIGH LEVEL OF CURRENT INCOME. AS A SECONDARY OBJECTIVE, THE FUND WILL SEEK CAPITAL APPRECIATION, BUT ONLY WHEN CONSISTENT WITH ITS PRIMARY OBJECTIVE. THE FUND SEEKS HIGH CURRENT INCOME BY INVESTING PRINCIPALLY IN FIXED-INCOME SECURITIES WHICH ARE RATED IN THE LOWER CATEGORIES BY ESTABLISHED RATING SERVICES (Baa OR LOWER BY MOODY'S INVESTORS SERVICE, INC. OR BBB OR LOWER BY STANDARD & POOR'S CORPORATION) OR ARE NON-RATED SECURITIES OF COMPARABLE QUALITY.

Investors should carefully consider the relative risks, including the risk of default, of investing in high yield securities, which are commonly known as junk bonds. Bonds of this type are considered to be speculative with regard to the payment of interest and return of principal. Investors should also be cognizant of the fact that such securities are not generally meant for short-term investing and should assess the risks associated with an investment in the Fund. (See "Investment Objectives and Policies.")

This Prospectus sets forth concisely the information you should know before investing in the Fund. It should be read and retained for future reference. Additional information about the Fund is contained in the Statement of Additional Information, dated October 24, 1996, which has been filed with the Securities and Exchange Commission, and which is available at no charge upon request of the Fund at the address or telephone numbers listed below. The
Statement    of    Additional    Information   is    incorporated    herein   by
reference.

TABLE OF CONTENTS

Prospectus Summary................................       2

Summary of Fund Expenses..........................       3

Financial Highlights..............................       4

The Fund and its Management.......................       5

Investment Objectives and Policies................       5

  Special Risk Considerations.....................       6

Investment Restrictions...........................       9

Purchase of Fund Shares...........................       9

Shareholder Services..............................      12

Redemptions and Repurchases.......................      14

Dividends, Distributions and Taxes................      15

Performance Information...........................      15

Additional Information............................      16

Appendix..........................................      17

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

DEAN WITTER
HIGH YIELD SECURITIES INC.
TWO WORLD TRADE CENTER
NEW YORK, NEW YORK 10048

(212) 392-2550 or (800) 869-NEWS (TOLL-FREE)

--------------------------------------------------------------------------------

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR
  ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
     PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                   DEAN WITTER DISTRIBUTORS INC., DISTRIBUTOR

PROSPECTUS SUMMARY
--------------------------------------------------------------------------------

THE FUND        An   open-end  diversified  management  investment   company  investing  principally  in
                lower-rated fixed- income securities (see page 5).
-------------------------------------------------------------------------------------------------------

SHARES OFFERED  Common stock of $0.01 par value (see page 16).
-------------------------------------------------------------------------------------------------------

OFFERING        The price of the shares offered by this prospectus varies with the changes in the  value
PRICE           of  the Fund's investments. The  offering price, determined once  daily as of 4:00 P.M.,
                New York time, on each day that the New York Stock Exchange is open, is equal to the net asset value plus a sales charge of 5.5% of the offering price, scaled down on  purchases of $25,000 or over (see pages 9-10).
-------------------------------------------------------------------------------------------------------

MINIMUM         Minimum   initial  investment,   $1,000  ($100  if   the  account   was  opened  through
PURCHASE        EasyInvest-SM-); minimum subsequent investment, $100 (see page 9).
-------------------------------------------------------------------------------------------------------

INVESTMENT      A high level of  current income primarily; capital  appreciation is secondary (see  page
OBJECTIVES      5).
-------------------------------------------------------------------------------------------------------

INVESTMENT      High  yield fixed-income securities,  principally rated Baa/BBB  or lower, and non-rated
POLICIES        securities of  comparable  quality. However,  the  Fund  may also  invest  in  municipal securities, futures
                and options and common stock under certain circumstances (see pages 5 through 9).
-------------------------------------------------------------------------------------------------------

INVESTMENT      Dean  Witter InterCapital Inc., the Investment Manager of the Fund, and its wholly-owned
MANAGER         subsidiary, Dean Witter Services Company, Inc., serve in various investment  management, advisory, management and administrative capacities to 100 investment companies and other portfolios,  with assets of approximately $86.5 billion  at September 30, 1996 (see page
                5).
-------------------------------------------------------------------------------------------------------

MANAGEMENT      The monthly fee is at an  annual rate of 1/2 of 1%  of average daily net assets,  scaled
FEE             down on assets over $500 million (see page 5).
-------------------------------------------------------------------------------------------------------

DIVIDENDS AND   Income  dividends  are  declared  and  paid  monthly;  capital  gains,  if  any,  may be
CAPITAL GAINS   distributed at least annually. Dividends and distributions are automatically  reinvested
DISTRIBUTIONS   in  additional shares at net asset value  (without sales charge), unless the shareholder elects to receive cash (see page 15).
-------------------------------------------------------------------------------------------------------

DISTRIBUTOR     Dean Witter Distributors Inc. (see page 9).
-------------------------------------------------------------------------------------------------------

SALES           5.5% of  offering price  (5.82% of  amount invested);  reduced charges  on purchases  of
CHARGE          $25,000 or more (see page 10).
-------------------------------------------------------------------------------------------------------

REDEMPTION      Shares  are  redeemable  by  the shareholder  at  net  asset value.  An  account  may be involuntarily redeemed if the  shares owned have a  value of less than  $100 or, if  the account  was opened through  EasyInvest-SM-, if after twelve  months the shareholder has invested less than $1,000 in the account (see page 14).
-------------------------------------------------------------------------------------------------------

RISKS           Compared with higher rated, lower yielding fixed-income securities, portfolio securities of the Fund may be  subject to greater risk of  loss of income and principal,  including the  risk of default, and greater risk of increases and decreases in net asset value due to market  fluctuations.  The Fund  may  purchase foreign  securities,  when-issued  and delayed  delivery and when, as and if  issued securities and other securities subject to repurchase agreements which involve certain special risks. The Fund may purchase  common stock  which  is exchangeable  for  fixed-income securities  in  circumstances involving takeovers or recapitalizations. The  Fund may also invest  in futures and options  which may  be  considered speculative  in  nature and  may  involve greater  risks  than those customarily assumed by certain  other investment companies which  do not invest in  such instruments.  Investors should review the investment objectives and policies of the Fund carefully and consider their ability to  assume the risks involved in purchasing  shares of the Fund (see pages 5 through 8).
-------------------------------------------------------------------------------------------------------

  THE ABOVE IS QUALIFIED IN ITS ENTIRETY BY THE DETAILED INFORMATION APPEARING
                                ELSEWHERE IN THE
            PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION.

SUMMARY OF FUND EXPENSES
--------------------------------------------------------------------------------

The following table illustrates all expenses and fees that a shareholder of the Fund will incur. The expenses and fees set forth in the table are for the fiscal year ended August 31, 1996.

SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases (as a
 percentage of offering price)....................  5.50%
Maximum Sales Charge Imposed on Reinvested
 Dividends........................................   None
Deferred Sales Charge.............................   None
Redemption Fees...................................   None
Exchange Fees.....................................   None

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF
 AVERAGE NET ASSETS)
Management Fees...................................  .50%
Other Expenses....................................  .16%
Total Fund Operating Expenses.....................  .66%

                                                                                    10
EXAMPLE                                             1 YEAR    3 YEARS   5 YEARS    YEARS
--------------------------------------------------  -------   -------   -------   -------
You would pay the  following expenses on a  $1,000
 investment, assuming (1) 5% annual return and (2)
 redemption at the end of each time period:.......    $61       $75       $90       $133

THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES OF THE FUND MAY BE GREATER OR LESS THAN THOSE SHOWN.

The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. For a more complete description of these costs and expenses, see "The Fund and its Management" and "Purchase of Fund Shares" in this Prospectus. There are reduced sales charges on purchases of $25,000 or more (see "Purchase of Fund Shares" in this Prospectus).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following ratios and per share data for a share of capital stock outstanding throughout each period have been audited by Price Waterhouse LLP, independent accountants. The financial highlights should be read in conjunction with the financial statements, the notes thereto and the unqualified report of independent accountants which are contained in the Statement of Additional Information. Further information about the performance of the Fund is contained in the Fund's Annual Report to Stockholders, which may be obtained without charge upon request to the Fund.

                                                        FOR THE YEAR ENDED AUGUST 31
                        --------------------------------------------------------------------------------------------
                         1996     1995     1994     1993     1992     1991      1990      1989      1988      1987
                        ------   ------   ------   ------   ------   -------   -------   -------   -------   -------
PER SHARE OPERATING
  PERFORMANCE:
Net asset value,
  beginning of
  period..............  $ 6.77   $ 6.83   $ 7.58   $ 7.23   $ 5.92   $  6.78   $ 10.40   $ 11.99   $ 13.72   $ 14.16
                        ------   ------   ------   ------   ------   -------   -------   -------   -------   -------
  Net investment
   income.............    0.83     0.80     0.79     0.89     0.95      0.94      1.48      1.67      1.84      1.82
  Net realized and
   unrealized gain
   (loss).............   (0.12)   (0.06)   (0.68)    0.54     1.04     (0.86)    (3.78)    (1.48)    (1.77)    (0.46)
                        ------   ------   ------   ------   ------   -------   -------   -------   -------   -------
  Total from
   investment
   operations.........    0.71     0.74     0.11     1.43     1.99      0.08     (2.30)     0.19      0.07      1.36
                        ------   ------   ------   ------   ------   -------   -------   -------   -------   -------
  Less dividends and
   distributions from:
    Net investment
     income...........   (0.77)   (0.80)   (0.86)   (1.08)   (0.68)    (0.94)    (1.32)    (1.75)    (1.80)    (1.80)
    Paid-in-capital...    --       --       --       --       --       --        --        (0.03)    --        --
                        ------   ------   ------   ------   ------   -------   -------   -------   -------   -------
  Total dividends and
   distributions......   (0.77)   (0.80)   (0.86)   (1.08)   (0.68)    (0.94)    (1.32)    (1.78)    (1.80)    (1.80)
                        ------   ------   ------   ------   ------   -------   -------   -------   -------   -------
  Net asset value, end
   of period..........  $ 6.71   $ 6.77   $ 6.83   $ 7.58   $ 7.23   $  5.92   $  6.78   $ 10.40   $ 11.99   $ 13.72
                        ------   ------   ------   ------   ------   -------   -------   -------   -------   -------
                        ------   ------   ------   ------   ------   -------   -------   -------   -------   -------
TOTAL INVESTMENT
  RETURN+.............   11.07%   11.98%    0.93%   22.29%   35.46%     4.67%   (23.28)%    1.39%     0.97%    10.07%
RATIOS TO AVERAGE NET
  ASSETS:
  Expenses............    0.66%    0.79%    0.69%    0.67%    0.77%     0.87%     0.60%     0.49%     0.49%     0.51%
  Net investment
   income.............   12.27%   12.06%   10.40%   12.14%   13.96%    16.47%    17.67%    14.61%    14.79%    12.83%
SUPPLEMENTAL DATA:
  Net assets, end of
   period, in
   millions...........    $460     $455     $478     $540     $512      $436      $690    $1,794    $2,140    $2,034
  Portfolio turnover
   rate...............      49%      74%     127%     173%     113%       93%       21%       55%      107%      176%

------------------------
+ DOES NOT REFLECT THE DEDUCTION OF SALES LOAD. CALCULATED BASED ON THE NET
  ASSET VALUE OF THE LAST BUSINESS DAY OF THE PERIOD.

THE FUND AND ITS MANAGEMENT
--------------------------------------------------------------------------------

Dean Witter High Yield Securities Inc. (the "Fund") is an open-end diversified management investment company incorporated in Maryland on June 14, 1979.

    Dean Witter InterCapital Inc. ("InterCapital" or the "Investment Manager"), whose address is Two World Trade Center, New York, New York 10048, is the Fund's Investment Manager. The Investment Manager, which was incorporated in July, 1992, is a wholly-owned subsidiary of Dean Witter, Discover & Co. ("DWDC"), a balanced financial services organization providing a broad range of nationally marketed credit and investment products.

    InterCapital and its wholly-owned subsidiary, Dean Witter Services Company Inc., serve in various investment management, advisory, management and administrative capacities to 100 investment companies, 30 of which are listed on the New York Stock Exchange, with combined total assets of approximately $83.6 billion as of September 30, 1996. The Investment Manager also manages, and advises managers of, common stock portfolios of pension plans, other institutions and individuals which aggregated approximately $2.9 billion at such date.

    The Fund has retained the Investment Manager to provide administrative services, manage its business affairs and manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. InterCapital has retained Dean Witter Services Company Inc. to perform the aforementioned administrative services for the Fund.

    The Fund's Board of Directors reviews the various services provided by or under the direction of the Investment Manager to ensure that the Fund's general investment policies and programs are being properly carried out and that administrative services are being provided to the Fund in a satisfactory manner.

    As full compensation for the services and facilities furnished to the Fund and expenses of the Fund assumed by the Investment Manager, the Fund pays the Investment Manager monthly compensation calculated daily by applying a percentage rate to the daily net assets of the Fund which declines as net assets of the Fund reach levels over $500 million (up to $3 billion). For the fiscal year ended August 31, 1996, the Fund accrued total compensation to the Investment Manager amounting to 0.50% of the Fund's average daily net assets and the Fund's total expenses amounted to 0.66% of the Fund's average daily net assets.

INVESTMENT OBJECTIVES AND POLICIES
--------------------------------------------------------------------------------

The primary investment objective of the Fund is to earn a high level of current income. As a secondary objective, the Fund will seek capital appreciation, but only when consistent with its primary objective. Capital appreciation may result, for example, from an improvement in the credit standing of an issuer whose securities are held in the Fund's portfolio or from a general decline in interest rates, or a combination of both. Conversely, capital depreciation may result, for example, from a lowered credit standing or a general rise in interest rates, or a combination of both. There is no assurance that the objectives will be achieved.

    The higher yields sought by the Fund are generally obtainable from securities rated in the lower cate-gories by recognized rating services. The Fund seeks high current income by investing principally in fixed-income securities rated Baa or lower by Moody's Investors Service, Inc. ("Moody's"), or BBB or lower by Standard & Poor's Corporation ("Standard & Poor's"). Fixed-income securities rated Baa by Moody's or BBB by Standard & Poor's have speculative characteristics greater than those of more highly rated bonds, while fixed-income securities rated Ba or BB or lower by Moody's and Standard & Poor's, respectively, are considered to be speculative investments. Furthermore, the Fund does not have any minimum quality rating standard for its investments. As such, the Fund may invest in securities rated as low as Caa, Ca or C by Moody's or CCC, CC, C or C1 by Standard & Poor's. Fixed-income securities rated Caa or Ca by Moody's may already be in default on payment of interest or principal, while bonds rated C by Moody's, their lowest bond rating, can be regarded as having extremely poor prospects of ever attaining any real investment standing. Bonds rated C1 by Standard & Poor's, their lowest bond rating, are no longer making interest payments. For a further discussion of the characteristics and risks associated with high yield securities, see "Special Investment Considerations" below. A description of corporate bond ratings is contained in the Appendix.

    Non-rated securities will also be considered for investment by the Fund when the Investment Manager believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, makes them appropriate investments for the Fund.

    In circumstances where the Investment Manager determines that investment in municipal obligations would facilitate the Fund's ability to accomplish its investment objectives, it may invest up to 10% of its total assets in such obligations, including municipal bonds issued at a discount.

    All fixed-income securities are subject to two types of risks: the credit risk and the interest rate risk. The credit risk relates to the ability of the issuer to meet interest or principal payments or both as they come due. Generally, higher yielding bonds are subject to a credit risk to a greater extent than higher quality bonds. The interest rate risk refers to the fluctuations in net asset value of any portfolio of fixed-income securities resulting solely from the inverse relationship between price and yield of fixed-income securities; that is, when the general level of interest rates rises, the prices of outstanding fixed-income securities generally decline, and when interest rates fall, prices generally rise.

    The ratings of fixed-income securities by Moody's and Standard & Poor's are a generally accepted barometer of credit risk. However, as the creditworthiness of issuers of lower-rated fixed-income securities is more problematical than that of issuers of higher-rated fixed-income securities, the achievement of the Fund's investment objective will be more dependent upon the Investment Manager's own credit analysis than would be the case with a mutual fund investing primarily in higher quality bonds. The Investment Manager will utilize a security's credit rating as simply one indication of an issuer's creditworthiness and will principally rely upon its own analysis of any security currently held by the Fund or potentially purchasable by the Fund for its portfolio.

    In determining which securities to purchase or hold for the Fund's portfolio and in seeking to reduce credit and interest rate risks, the Investment Manager will rely on information from various sources, including: the rating of the security; research, analysis and appraisals of brokers and dealers, including DWR; the views of the Fund's directors and others regarding economic developments and interest rate trends; and the Investment Manager's own analysis of factors it deems relevant. The extent to which the Investment Manager is successful in reducing depreciation or losses arising from either interest rate or credit risks depends in part on the Investment Manager's portfolio management skills and judgment in evaluating the factors affecting the value of securities. No assurance can be given regarding the degree of success that will be achieved.

SPECIAL RISK CONSIDERATIONS

Because of the special nature of the Fund's investment in high yield securities, commonly known as junk bonds, the Investment Manager must take account of certain special considerations in assessing the risks associated with such investments. Although the growth of the high yield securities market in the 1980s had paralleled a long economic expansion, recently many issuers have been affected by adverse economic and market conditions. It should be recognized that an economic downturn or increase in interest rates is likely to have a negative effect on the high yield bond market and on the value of the high yield securities held by the Fund, as well as on the ability of the securities' issuers to repay principal and interest on their borrowings.

    The prices of high yield securities have been found to be less sensitive to changes in prevailing interest rates than higher-rated investments, but are likely to be more sensitive to adverse economic changes or individual corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. If the issuer of a fixed-income security owned by the Fund defaults, the Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and change can be expected to result in an increased volatility of market prices of high yield securities and a concomitant volatility in the net asset value of a share of the Fund. Moreover, the market prices of certain of the Fund's portfolio securities which are structured as zero coupon and payment-in-kind securities are affected to a greater extent by interest rate changes and thereby tend to be more volatile than securities which pay interest periodically and in cash (see "Dividends, Distributions and Taxes" for a discussion of the tax ramifications of investments in such securities).

    The secondary market for high yield securities may be less liquid than the markets for higher quality securities and, as such, may have an adverse effect on the market prices of certain securities. The limited liquidity of the market may also adversely affect the ability of the Fund's Directors to arrive at a fair value for certain high yield securities at certain times and could make it difficult for the Fund to sell certain securities. In addition, new laws and potential new laws may have an adverse effect upon the value of high yield securities and a concomitant negative impact upon the net asset value of a share of the Fund.

    During the fiscal year ended August 31, 1996, the monthly dollar weighted average ratings of the debt obligations held by the Fund, expressed as a percentage of the Fund's total investments, were as follows:

                                                PERCENTAGE OF
                  RATINGS                     TOTAL INVESTMENTS
--------------------------------------------  ------------------
AAA/Aaa.....................................                0.1%
AA/Aa.......................................                0.0%
A/A.........................................                6.2%
BBB/Baa.....................................                0.0%
BB/Ba.......................................                6.2%
B/B.........................................               74.9%
CCC/Caa.....................................                6.6%
CC/Ca.......................................                0.0%
C/C.........................................                0.0%
D...........................................                0.0%
Unrated.....................................                6.0%

    Consistent with its primary investment objective, the Fund anticipates that, under normal conditions, at least 65% of the value of its total assets will be invested in the lower-rated and non-rated fixed-income securities previously described. However, when the difference between yields derived from such securities and those derived from higher rated issues are relatively narrow, the Fund may invest in the higher rated issues since they may provide similar yields with somewhat less risk. Fixed-income securities appropriate for the Fund may include both convertible and nonconvertible debt securities and preferred stock.

    Pending investment of proceeds from the sale of shares of the Fund or of its portfolio securities or at other times when market conditions dictate a more "defensive" investment strategy, the Fund may invest without limit in money market instruments, including commercial paper of corporations organized under the laws of any state or political subdivision of the United States, certificates of deposit, bankers' acceptances and other obligations of domestic banks or domestic branches of foreign banks, or foreign branches of domestic banks, in each case having total assets of at least $500 million, and obligations issued or guaranteed by the United States Government (including zero coupon securities), or foreign governments or their respective instrumentalities or agencies. The yield on these securities will generally tend to be lower than the yield on other securities to be purchased by the Fund. To the extent the Fund purchases Eurodollar certificates of deposit issued by foreign branches of domestic United States banks, consideration will be given to their domestic marketability, the lower reserve requirements normally mandated for overseas banking operations, the possible impact of interruptions in the flow of international currency transactions and economic developments which might adversely affect the payment of principal or interest.
PUBLIC UTILITIES. The Fund's investments in public utilities, if any, may be subject to certain risks incurred by the Fund due to Federal, State or municipal regulatory changes, insufficient rate increases or cost overruns.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements, which may be viewed as a type of secured lending by the Fund, and which typically involve the acquisition by the Fund of debt securities, from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. While repurchase agreements involve certain risks not associated with direct investments in debt securities, including the risk of default or bankruptcy of the selling institution, the Fund follows procedures designed to minimize such risks.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Fund may purchase securities on a when-issued or delayed delivery basis; I.E., delivery and payment can take place a month or more after the date of the transaction. These securities are subject to market fluctuation and no interest accrues to the purchaser prior to settlement. At the time the Fund makes the commitment to purchase such securities, it will re-cord the transaction and thereafter reflect the value, each day, of such security in determining its net asset value. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund's net asset value.

WHEN, AS AND IF ISSUED SECURITIES. The Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization, leveraged buyout or debt restructuring. If the anticipated event does not occur and the securities are not issued, the Fund will have lost an investment opportunity. There is no overall limit on the percentage of the Fund's assets which may be committed to the purchase of securities on a "when, as and if issued" basis. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value.

FOREIGN SECURITIES. The Fund may invest up to 20% of its total assets in fixed-income securities issued by foreign governments and other foreign issuers and in foreign currency issues of domestic issuers, but not more than 10% of its total assets in such securities, whether issued by a foreign or domestic issuer, which are denominated in foreign currency. Foreign securities investments may be affected by changes in currency rates or exchange control regulations, changes in governmental administration or economic or monetary policy (in the United States and abroad) or changed circumstances in dealings between nations. Costs will be incurred in connection with conversions between various currencies held by the Fund.

    Investments in foreign securities will also occasion risks relating to political and economic developments abroad, including the possibility of expropriations or confiscatory taxation, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability. Foreign companies are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about such companies. Moreover, foreign companies are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of such securities.

    Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their American counterparts. Brokerage commissions, dealer concessions and other transaction costs may be higher on foreign markets than in the U.S. In addition, differences in clearance and settlement procedures on foreign markets may occasion delays in settlements of the Fund's trades effected in such markets. As such, the inability to dispose of portfolio securities due to settlement delays could result in losses to the Fund due to subsequent declines in value of such securities and the inability of the

Fund to make intended security purchases due to settlement problems could result in a failure of the Fund to make potentially advantageous investments.

COMMON STOCKS. The Fund may invest in common stocks in an amount up to 20% of its total assets in the circumstances described below when consistent with the Fund's investment objectives. First, the Fund may purchase common stock which is included in a unit with fixed-income securities purchased by the Fund. Second, the Fund may acquire common stock when fixed-income securities owned by the Fund are converted by the issuer into common stock. Third, the Fund may exercise warrants attached to fixed-income securities purchased by the Fund. Finally, the Fund may purchase the common stock of companies involved in takeovers or recapitalizations where the issuer or a stockholder has offered, or pursuant to a "going private" transaction is effecting, a transaction involving the issuance of newly issued fixed-income securities to the holders of such common stock.

ZERO COUPON SECURITIES. A portion of the fixed-income securities purchased by the Fund may be zero coupon securities. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received on interest-paying securities if prevailing interest rates rise.

    A zero coupon security pays no interest to its holder during its life. Therefore, to the extent the Fund invests in zero coupon securities, it will not receive current cash available for distribution to shareholders. In addition, zero coupon securities are subject to substantially greater price fluctuations during periods of changing prevailing interest rates than are comparable securities which pay interest on a current basis. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year.

FUTURES CONTRACTS AND OPTIONS ON FUTURES. The Fund may invest in financial futures contracts ("futures contracts") and related options thereon. The Fund may sell a futures contract or a call option thereon or purchase a put option on such futures contract, if the Investment Manager anticipates interest rates to rise, as a hedge against a decrease in the value of the Fund's portfolio securities. If the Investment Manager anticipates that interest rates will decline, the Fund may purchase a futures contract or a call option thereon or sell a put option on such futures contract to protect against an increase in the price of the securities the Fund intends to purchase. These futures contracts and related options thereon will be used only as a hedge against anticipated interest rate changes.

    The Fund may not enter into futures contracts or purchase related options thereon if immediately thereafter the amount committed to margin plus the amount paid for premiums for unexpired options on futures contracts exceeds 5% of the value of the Fund's total assets. The Fund may not purchase or sell futures contracts or related options thereon if, immediately thereafter, more than one-third of its net assets would be hedged.

OPTIONS. The Fund may purchase or sell (write) listed options on debt securities as a means of achieving additional return or of hedging the value of the Fund's portfolio. The Fund may only write covered options which are listed on national securities exchanges. The Fund may not write covered options in an amount exceeding 20% of the value of its total assets. The Fund may only buy options which are listed on national securities exchanges. The Fund will not purchase options if, as a result, the aggregate cost of all outstanding options exceeds 10% of the Fund's total assets.

    For a discussion of futures and options, including the risks of such transactions, see the Statement of Additional Information.

PRIVATE PLACEMENTS. The Fund may invest up to 5% of its total assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or which are otherwise not readily marketable. (See "Investment Restrictions" in the Statement of Additional Information.) These securities are generally referred to as private placements or restricted securities. Limitations on the resale of such securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering such securities for resale and the risk of substantial delays in effecting such registration.

    The Securities and Exchange Commission has adopted Rule 144A under the Securities Act, which permits the Fund to sell restricted securities to qualified institutional buyers without limitation. The Investment Manager, pursuant to procedures adopted by the Board of Directors of the Fund, will make a determination as to the liquidity of each restricted security purchased by the Fund. If a restricted security is determined to be "liquid", such security will not be considered to be "restricted" for purposes of the above-disclosed 5% limitation and will not be included within the category "illiquid securities", which under current policy may not exceed 15% of the Fund's total assets. However, investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund, at a particular point of time, may be unable to find qualified institutional buyers interested in purchasing such securities.

PORTFOLIO MANAGEMENT

The Fund is actively managed by the Investment Manager with a view to achieving the Fund's investment objective. The Fund is managed within InterCapital's Taxable Income Group, which managed approximately $12.9 billion in assets at September 30, 1996. Peter M. Avelar is a Senior Vice President of InterCapital and a member of InterCapital's Taxable Income Group. Mr. Avelar has been the primary portfolio manager of the Fund since January, 1991. He has been managing fixed portfolios consisting of fixed-income and equity securities at InterCapital for over five years.
    Securities purchased by the Fund are, generally, sold by dealers acting as principal for their own accounts. Pursuant to an order issued by the Securities and Exchange Commission, the Fund may effect principal transactions in certain money market instruments with Dean Witter Reynolds Inc. ("DWR"), a broker-dealer affiliate of InterCapital. In addition, the Fund may incur brokerage commissions on transactions conducted through DWR.

    Although the Fund does not intend to engage in substantial short-term trading, it may sell portfolio securities without regard to the length of time that they have been held, in order to take advantage of new investment opportunities or yield differentials, or because the Fund desires to preserve gains or limit losses due to changing economic conditions, interest rate trends, or the financial condition of the issuer. The Fund's portfolio turnover rate for the fiscal year ended August 31, 1996 was 49%. The Fund will incur underwriting discount costs (on underwritten securities) and brokerage costs commensurate with its portfolio turnover rate. Short term gains and losses may result from such portfolio transactions. See "Dividends, Distributions and Taxes" for a discussion of the tax implications of the Fund's trading policy.

    Except as otherwise noted, all investment policies and practices discussed above are not fundamental policies of the Fund and, as such may be changed without shareholder approval.

INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

The investment restrictions listed below are among the restrictions that have been adopted by the Fund as fundamental policies. Under the Investment Company Act of 1940, as amended (the "Act"), a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the Act.

    The Fund may not:

        1. Acquire common stocks in excess of 20% of its total assets.

        2. Invest more than 5% of its total assets in the securities of any one issuer (other than obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities).

        3. Purchase more than 10% of the voting securities, or more than 10% of any class of securities, of any issuer. For purposes of this restriction, all outstanding debt securities of an issuer are considered as one class and all preferred stocks of an issuer are considered as one class.

        4. Invest more than 25% of its total assets in securities of issuers in any one industry. For purposes of this restriction, gas, electric, water and telephone utilities will each be treated as being a separate industry. This restriction does not apply to obligations issued or guaranteed by the United States Government or its agencies or instrumentalities.

        5. Invest more than 5% of its total assets in securities of companies having a record, together with predecessors, of less than three years of continuous operation. This restriction shall not apply to any obligation of the United States Government, its agencies or instrumentalities.

PURCHASE OF FUND SHARES
--------------------------------------------------------------------------------

The Fund offers its shares for sale to the public on a continuous basis. Pursuant to a Distribution Agreement between the Fund and Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager, shares of the Fund are distributed by the Distributor and offered by DWR and other dealers who have entered into agreements with the Distributor ("Selected Broker-Dealers"). The principal executive office of the Distributor is located at Two World Trade Center, New York, New York 10048.

    The minimum initial purchase is $1,000. Subsequent purchases of $100 or more may be made by sending a check, payable to Dean Witter High Yield Securities Inc., directly to Dean Witter Trust Company (the "Transfer Agent") at P.O. Box 1040, Jersey City, N.J. 07303 (see Investment Application at the back of this Prospectus), or by contacting a DWR or other Selected Broker-Dealer account executive. The minimum initial purchase in the case of investments through EasyInvest-SM-, an automatic purchase plan (see "Shareholder Services"), is $100, provided that the schedule of automatic investments will result in investments totalling at least $1,000 within the first twelve months.

    In the case of purchases made pursuant to Systematic Payroll Deduction plans (including Individual Retirement plans), the Fund, in its discretion, may accept such Purchases without regard to any minimum amounts which would otherwise be required if the Fund has reason to believe that additional purchases will increase the amount of the purchase of shares in all accounts under such plans to at least $1,000. Certificates for shares purchased will not be issued unless a request is made by the shareholder in writing to the Transfer Agent. The offering price will be the net asset value per share next determined following receipt of an order (see "Determination of Net Asset Value" below), plus a sales charge (expressed as a percentage of the offering price) on a single transaction as shown in the following table:

                                            SALES CHARGE
                                  ---------------------------------
                                    PERCENTAGE        APPROXIMATE
            AMOUNT OF                OF PUBLIC       PERCENTAGE OF
        SINGLE TRANSACTION        OFFERING PRICE    AMOUNT INVESTED
  ------------------------------  ---------------   ---------------
  Less than $25,000.............            5.50%             5.82%
  $25,000 but less than
   $50,000......................            5.00              5.26
  $50,000 but less than
   $100,000.....................            4.25              4.44
  $100,000 but less than
   $250,000.....................            3.25              3.36
  $250,000 but less than
   $500,000.....................            2.50              2.56
  $500,000 but less than
   $1,000,000...................            1.75              1.78
  $1,000,000 and over...........            0.50              0.50

    Upon notice to all Selected Broker-Dealers, the Distributor may reallow up to the full applicable sales charge as shown in the above schedule during periods specified in such notice. During periods when substantially the entire sales charge is reallowed, such Selected Broker-Dealers may be deemed to be underwriters as that term is defined in the Securities Act.

    The above schedule of sales charges is applicable to purchases in a single transaction by, among others: (a) an individual; (b) an individual, his or her spouse and their children under the age of 21 purchasing shares for his or her own accounts; (c) a trustee or other fiduciary purchasing shares for a single trust estate or a single fiduciary account; (d) a pension, profit-sharing or other employee benefit plan qualified or non-qualified under Section 401 of the Internal Revenue Code; (e) tax-exempt organizations enumerated in Section 501
(c) (3) or (13) of the Internal Revenue Code; (f) employee benefit plans qualified under Section 401 of the Internal Revenue Code of a single employer or of employers who are "affiliated persons" of each other within the meaning of
Section 2(a) (3) (c) of the Act; and for investments in Individual Retirement Accounts of employees of a single employer through Systematic Payroll Deduction plans; or (g) any other organized group of persons, whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount. Shares of the Fund may be sold at their net asset value, without the imposition of a sales charge, to the employee benefit plans established by DWR and SPS Transaction Services, Inc. (an affiliate of DWR) for their employees as qualified under Section 401(k) of the Internal Revenue Code.

    Sales personnel are compensated for selling shares of the Fund at the time of their sale by the Distributor and/or Selected Broker-Dealer. In addition, some sales personnel of the Selected Broker-Dealer will receive various types of non-cash compensation such as special sales incentives, including trips, educational and/or business seminars and merchandise.

    Shares are sold through the Distributor on a normal three business day settlement basis; that is, payment is due on the third business day (settlement date) after the order is placed with the Distributor. Since DWR and other Selected Broker-Dealers forward investors' funds on settlement date, they will benefit from the temporary use of the funds if payment is made prior thereto. As noted above, orders placed directly with the Transfer Agent must be accompanied by payment. Investors will be entitled to receive income dividends and capital gains distributions if their order is received by the close of business on the day prior to the record date for such dividends and distributions. The Fund and the Distributor reserve the right to reject any purchase order.

ANALOGOUS DEAN WITTER FUNDS. The Distributor and the Investment Manager serve in the same capacities for Dean Witter High Income Securities, an open-end investment company with investment objectives and policies similar to those of the Fund. Unlike the Fund, however, shares of Dean Witter High Income Securities are offered to the public at net asset value, with a contingent deferred sales charge assessed upon redemptions within five years of purchase, as well as an annual Rule 12b-1 distribution fee, rather than a sales charge imposed at the time of purchase. These two Dean Witter Funds have differing fees and expenses, which will affect performance. Investors who would like to receive a prospectus for Dean Witter High Income Securities should call the telephone numbers listed on the front cover of this Prospectus, or may call their account executive for additional information.

REDUCED SALES CHARGES

COMBINED PURCHASE PRIVILEGE. Investors may have the benefit of reduced sales charges in accordance with the above schedule by combining purchases of shares of the Fund in single transactions with the purchase of shares of Dean Witter Tax-Exempt Securities Trust and of Dean Witter Funds which are sold with a contingent deferred sales charge ("CDSC funds"). The sales charge payable on the purchase of shares of the Fund and Dean Witter Tax-Exempt Securities Trust will be at their respective rates applicable to the total amount of the combined concurrent purchases of shares of the Fund, Dean Witter Tax-Exempt Securities Trust and the CDSC funds.

RIGHT OF ACCUMULATION. The above persons and entities may also benefit from a reduction of the sales charges in accordance with the above schedule if the cumulative net asset value of shares purchased in a single transaction, together with shares previously purchased (including shares of Dean Witter Tax-Exempt Securities Trust and CDSC funds, and of certain other Dean Witter funds acquired in exchange for shares of such funds) which are held at the time of such transaction, amounts to $25,000 or more.

    The Distributor must be notified by DWR or other Selected Broker-Dealer or the shareholder at the time a purchase order is placed that the purchase qualifies for the reduced charge under the Right of Accumulation. Similar notification must be made in writing by the dealer or shareholder when such an order is placed by mail. The reduced sales charge will not be granted if: (a) such notification is not furnished at the time of the order; or (b) a review of the records of the Selected Broker-Dealer or the Transfer Agent fails to confirm the investor's represented holdings.

LETTER OF INTENT. The foregoing schedule of reduced sales charges will also be available to investors who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of shares of the Fund from DWR or other Selected Broker-Dealer. The cost of shares of the Fund or shares of Dean Witter Tax-Exempt Securities Trust which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the date of receipt by the Distributor of the Letter of Intent, or of shares of other Dean Witter funds acquired in exchange for shares of such funds acquired during such period at a price including a front-end sales charge, which are still owned by the shareholder, may also be included in determining the applicable reduction.

    For further information concerning purchases of the Fund's shares, contact DWR or other Selected Broker-Dealer or consult the Statement of Additional Information.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of the Fund is determined once daily at 4:00 p.m., New York time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time), by taking the value of all assets of the Fund, subtracting all its liabilities, dividing by the number of shares outstanding and adjusting to the nearest cent. The net asset value per share will not be determined on Good Friday and on such other federal and non-federal holidays as are observed by the New York Stock Exchange.

    In the calculation of the Fund's net asset value: (1) an equity portfolio security listed or traded on the New York or American Stock Exchange or other domestic or foreign exchange or quoted by NASDAQ is valued at its latest sale price on that exchange or quotation service; (if there were no sales that day, the security is valued at the latest bid price); and (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest bid price. When market quotations are not readily available, including circumstances under which it is determined by the Investment Manager that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors (valuation of securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors).

    Certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Fund's Directors. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

    Municipal securities will be valued for the Fund by an outside computer matrix pricing service approved by the Board of Directors. Periodically, the Investment Manager and the Board of Directors review the continued appropriateness of the prices obtained through the service.

    Short-term debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, unless the Board determines such does not reflect the securities' fair value, in which case these securities will be valued at their fair market value as determined by the Board of Directors. Other short-term debt securities will be valued on a marked-to-market basis until such time as they reach a maturity of 60 days, whereupon they will be valued at amortized cost using their value on the 61st day unless the Directors determine such does not reflect the securities' market value, in which case these securities will be valued at their fair market value as determined by the Board of Directors. Listed options on debt securities are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case, they will be valued at the mean between their closing bid and asked prices. Unlisted options on debt securities and all options on equity securities are valued at the mean between their latest bid and asked price. Futures are valued at the latest sale price on the commodities exchange on which they trade unless the Directors determine that such price does not reflect their market value, in which case they will be valued at their fair value as determined by the Board of Directors. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the supervision of the Board of Directors.

SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

AUTOMATIC INVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. All income dividends and capital gains distributions are automatically paid in full and fractional shares of the Fund (or, if specified by the shareholder, any other open-end investment company for which InterCapital serves as investment manager (collectively with the Fund, the "Dean Witter Funds")), unless the shareholder requests that they be paid in cash. Each purchase of shares of the Fund is made upon the condition that the Transfer Agent is thereby automatically appointed as agent of the investor to receive all dividends and capital gains distributions on shares owned by the investor. Such dividends and distributions will be paid in shares of the Fund (or in cash if the shareholder so requests), at the net asset value per share (without sales charge), as of the close of business on the record date. At any time an investor may request the Transfer Agent in writing to have subsequent dividends and/or capital gains distributions paid to him or her in cash rather than shares. To assure sufficient time to process the changes, such request should be received by the Transfer Agent at least five business days prior to the record date of the dividend or distribution. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payments will be made to DWR or other Selected Broker-Dealer through whom shares were purchased and will be forwarded to the shareholder upon receipt of proper instructions.

INVESTMENT OF DISTRIBUTIONS RECEIVED IN CASH. Any shareholder who receives a cash payment representing a dividend or capital gains distribution may invest such dividend or distribution at the net asset value (without sales charge) next determined after receipt by the Transfer Agent by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date.

EASYINVEST-SM-. Shareholders may subscribe to EasyInvest, an automatic purchase plan which provides for any amount from $100 to $5,000 to be transferred automatically from a checking or savings account, on a semi-monthly, monthly or quarterly basis, to the Fund's Transfer Agent for investment in shares of the Fund (see "Purchase of Fund Shares" and "Redemptions and Repurchases -- Involuntary Redemption").

SYSTEMATIC WITHDRAWAL PLAN. A withdrawal plan is available for shareholders who own or purchase shares of the Fund having a minimum value of $10,000 based upon the then current offering price. The plan provides for monthly or quarterly (March, June, September, December) checks in any amount, not less than $25, or in any whole percentage of the account balance, on an annualized basis.

    Withdrawal plan payments should not be considered as dividends, yields or income. If periodic withdrawal plan payments continuously exceed net investment income and net capital gains, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

    Each withdrawal constitutes a redemption of shares and any gain or loss realized must be recognized for federal income tax purposes. Although the shareholder may make additional investments of $2,500 or more under the Systematic Withdrawal Plan, withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charges applicable to the purchase of additional shares.

    Shareholders should contact their DWR or other Selected Broker-Dealer, account executive or the Transfer Agent for further information about any of the above services.

TAX-SHELTERED RETIREMENT PLANS. Retirement plans are available through the Investment Manager for use by the self-employed, eligible Individual Retirement Accounts and Custodial Accounts under Section 403(b)(7) of the Internal Revenue Code. Adoption of such plans should be on advice of legal counsel or tax adviser.

    For further information regarding plan administration, custodial fees and other details, investors should contact the Fund.

SYSTEMATIC  PAYROLL  DEDUCTION PLAN.   There  is also  available to  employers a
Systematic Payroll Deduction Plan by which their employees may invest in the Fund. For further information please contact the Fund.

EXCHANGE PRIVILEGE

The Fund makes available to its shareholders an "Exchange Privilege" allowing the exchange of shares of the Fund for shares of other Dean Witter Funds sold with a front-end (at time of purchase) sales-charge ("FESC funds"), Dean Witter Funds sold with a contingent deferred sales charge ("CDSC funds"), five Dean Witter Funds which are money market funds and Dean Witter Short-Term Bond Fund, Dean Witter Limited Term Municipal Trust, Dean Witter Short-Term U.S. Treasury Trust, Dean Witter Balanced Income Fund, Dean Witter Balanced Growth Fund and Dean Witter Intermediate Term U.S. Treasury Trust (the foregoing eleven non-FESC and non-CDSC funds are hereinafter referred to as the "Exchange Funds"). Exchanges may be made after the shares of the Fund acquired by purchase (not by exchange or dividend reinvestment) have been held for thirty days. There is no holding period for exchanges of shares acquired by exchange or dividend reinvestment. However, shares of CDSC funds, including shares acquired in exchange for shares of FESC funds, may not be exchanged for shares of FESC funds. Thus, shareholders who exchange their Fund shares for shares of CDSC funds may subsequently exchange those shares for shares of other CDSC funds or Exchange Funds but may not reacquire FESC fund shares by exchange.

    An exchange to another FESC fund, to a CDSC fund, or to a non-money market fund Exchange Fund is on the basis of the next calculated net asset value per share of each fund after the exchange order is received. When exchanging into a money market fund from the Fund, shares of the Fund are redeemed out of the Fund at their next calculated net asset value and the proceeds of the redemption are used to purchase shares of the money market fund at their net asset value determined the following business day. Subsequent exchanges between any of the Exchange Funds, FESC funds and CDSC funds can be effected on the same basis (except that CDSC fund shares may not be exchanged for shares of FESC funds). Shares of a CDSC fund acquired in exchange for shares of an FESC fund (or in exchange for shares of other Dean Witter Funds for which shares of an FESC fund have been exchanged) are not subject to any contingent deferred sales charge upon their redemption.

    Purchases and exchanges should be made for investment purposes only. A pattern of frequent exchanges may be deemed by the Investment Manager to be abusive and contrary to the best interests of the Fund's other shareholders and, at the Investment Manager's discretion, may be limited by the Fund's refusal to accept additional purchases and/or exchanges from the investor. Although the Fund does not have any specific definition of what constitutes a pattern of frequent exchanges, and will consider all relevant factors in determining whether a particular situation is abusive and contrary to the best interests of the Fund and its other shareholders, investors should be aware that the Fund and each of the other Dean Witter Funds may in their discretion limit or otherwise restrict the number of times this Exchange Privilege may be exercised by any investor. Any such restriction will be made by the Fund on a prospective basis only, upon notice to the shareholder not later than ten days following such shareholder's most recent exchange.

    The Exchange Privilege may be terminated or revised at any time by the Fund and/or any of such Dean Witter Funds for which shares of the Fund may be exchanged, upon such notice as may be required by applicable regulatory agencies. Shareholders maintaining margin accounts with DWR or another Selected Broker-Dealer are referred to their account executive regarding restrictions on exchange of shares of the Fund pledged in the margin account.

    The current prospectus for each fund describes its investment objective(s) and policies, and shareholders should obtain a copy and examine it carefully before investing. Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within ninety days after the shares are purchased. The Exchange Privilege is only available in states where an exchange may legally be made.

    If DWR or another Selected Broker-Dealer is the current dealer of record and its account numbers are part of the account information, shareholders may initiate an exchange of shares of the Fund for shares of any of the Dean Witter Funds (for which the Exchange Privilege is available) pursuant to this Exchange Privilege by contacting their DWR or other Selected Broker-Dealer account executive (no Exchange Privilege Authorization Form is required). Other shareholders (and those shareholders who are clients of DWR or other Selected Broker-Dealer but who wish to make exchanges directly by telephoning the Transfer Agent) must complete and forward to the Transfer Agent an Exchange Privilege Authorization form, copies of which may be obtained from the Transfer Agent, to initiate an exchange. If the Authorization Form is used, exchanges may be made in writing or by contacting the Transfer Agent at (800) 869-NEWS (toll-free). The Fund will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. Such procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number and DWR or other Selected Broker-Dealer account number (if any). Telephone instructions may also be recorded. If such procedures are not employed, the Fund may be liable for any losses due to unauthorized or fraudulent instructions.

    Telephone exchange instructions will be accepted if received by the Transfer Agent between 9:00 a.m. and 4:00 p.m. New York time, on any day the New York Stock Exchange is open. Any shareholder wishing to make an exchange who has previously filed an Exchange Privilege Form and who is unable to reach the Fund by telephone should contact his or her DWR or other Selected Broker-Dealer account executive, if appropriate, or make a written exchange request. Shareholders are advised that during periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the experience of the Dean Witter Funds in the past.

    Shareholders should contact their DWR or other Selected Broker-Dealer account executive or the Transfer Agent for further information about the Exchange Privilege.

REDEMPTIONS AND REPURCHASES
--------------------------------------------------------------------------------

REDEMPTION. Shares of the Fund can be redeemed for cash at any time at the current net asset value per share next determined (without any redemption or other charge). If shares are held in a shareholder's account without a stock certificate, a written request for redemption is required. If certificates are held by the shareholder(s), the shares may be redeemed by surrendering the certificate(s) with a written request for redemption along with any additional information requested by the Transfer Agent. The stock certificate, or an accompanying stock power, and the request for redemption, must be signed by the shareholder(s) exactly as the shares are registered. Each request for redemption, whether or not accompanied by a stock certificate, must be sent to the Fund's Transfer Agent at P.O. Box 983, Jersey City, N.J. 07303, who will redeem the shares at their net asset value next determined (see "Purchase of Fund Shares--Determination of Net Asset Value") after it receives the request, and certificate, if any, in good order. Any redemption request received after such determination will be redeemed at the price next determined.

REPURCHASE. DWR and other Selected Broker-Dealers are authorized to repurchase, as agent for the Fund, shares represented by a stock certificate which is delivered to any of their offices. Shares held in a shareholder's account without a stock certificate may also be repurchased by DWR and other Selected Broker-Dealers upon the telephonic request of the shareholder. The repurchase price is the net asset value next determined (see "Purchase of Fund Shares-- Determination of Net Asset Value") after such repurchase order is received by DWR or other Selected Broker-Dealer. Repurchase orders received by DWR and other Selected Broker-Dealers prior to 4:00 p.m. New York time on any business day will be priced at the net asset value per share that is based on that day's close provided that, if presented by a DWR or other Selected Broker-Dealer, they are time-stamped by DWR or other Selected Broker-Dealer no later than 4:00 p.m. New York time on such day. It is the responsibility of DWR and other Selected Broker-Dealers to transmit orders received by them to the Distributor prior to 4:00 p.m. New York time on such day. If the DWR or other Selected Broker-Dealer should fail to do so, the shareholder's entitlement to that day's closing price must be settled between the shareholder and the Selected Broker-Dealer. Repurchase orders received by DWR and other Selected Broker-Dealers after 4:00 p.m. New York time, will be priced on the basis of the next business day's close. Selected Broker-Dealers may charge for their services in connection with the repurchase, but neither the Fund nor the Distributor or DWR charges a fee. Payment for shares repurchased may be made by the Fund to the Distributor for the account of the shareholder. The offer by DWR and other Selected Broker-Dealers to repurchase shares from shareholders may be suspended by them at any time. In that event shareholders may redeem their shares through the Fund's Transfer Agent as set forth above under "Redemption".

PAYMENT FOR SHARES REDEEMED OR REPURCHASED. Payment for shares presented for repurchase or redemption will be made by check within seven days after receipt by the Transfer Agent of the certificate and/or written request in good order. Such payment may be postponed or the right of redemption suspended at times when normal trading is not taking place on the New York Stock Exchange. If the shares to be redeemed have recently been purchased by check, payment of the redemption proceeds may be delayed for the minimum time needed to verify that the check used for investment has been honored (not more than fifteen days from the time of investment of the check by the Transfer Agent). Shareholders maintaining Margin Accounts with DWR and other Selected Broker Dealers are referred to their account executive regarding restrictions on redemption of shares of the Fund pledged in the Margin Account.

REINSTATEMENT PRIVILEGE. A shareholder who has had his or her shares redeemed or repurchased and has not previously exercised this reinstatement privilege may, within thirty days after the date of the redemption or repurchase, reinstate any portion or all of the proceeds of such redemption or repurchase in shares of the Fund at net asset value (without a sales charge) next determined after a reinstatement request, together with the proceeds, is received by the Transfer Agent.

INVOLUNTARY REDEMPTION. The Fund reserves the right, on sixty days' notice, to redeem at their net asset value the shares of any shareholder whose shares have a value of less than $100 as a result of redemptions or repurchases, or such lesser amount as may be fixed by the Board of Directors or, in the case of an account opened through EasyInvest, if after twelve months the shareholder has invested less than $1,000 in the account. However, before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares is less than the applicable amount and allow the shareholder sixty days in which to make an additional investment in an amount which will increase the value of the account to at least the applicable amount or more before the redemption is processed.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS. The Fund intends to declare and pay monthly income dividends and to distribute net short-term and net long-term capital gains, if any, at least once each year. The Fund may, however, determine either to distribute or to retain all or part of any long-term capital gains in any year for reinvestment.

    All dividends and capital gains distributions will be paid in additional Fund shares (without sales charge) and automatically credited to the shareholder's account without issuance of a stock certificate unless the shareholder requests in writing that all dividends be paid in cash and such request is received by the Transfer Agent at least five business days prior to the record date for such distributions. (See "Shareholder Services--Automatic Investment of Dividends and Distributions".)

TAXES. Because the Fund intends to distribute all of its net investment income and net capital gains to shareholders and otherwise continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, it is not expected that the Fund will be required to pay any Federal income tax on such income and capital gains.

    With respect to the Fund's investments in zero coupon and payment-in-kind bonds, the Fund accrues income prior to any actual cash payments by their issuers. In order to continue to comply with Subchapter M of the Internal Revenue Code and remain able to forego payment of Federal income tax on its income and capital gains, the Fund must distribute all of its net investment income, including income accrued from zero coupon and payment-in-kind bonds. As such, the Fund may be required to dispose of some of its portfolio securities under disadvantageous circumstances to generate the cash required for distribution.

    Shareholders will normally have to pay Federal income taxes, and any applicable state and/or local income taxes, on the dividends and distributions they receive from the Fund. Such dividends and distributions, to the extent they are derived from net investment income or net short-term capital gains, are taxable to the shareholder as ordinary dividend income regardless of whether the shareholder receives such distributions in additional shares or in cash. Any dividends declared in the last calendar quarter of any year to shareholders of record for that period which are paid in the following year prior to February 1 will be deemed received by the shareholder in the prior year. Since the Fund's income is expected to be derived primarily from interest rather than dividends, only a small portion, if any, of such dividends and distributions is expected to be eligible for the Federal dividends received deduction available to corporations.

    Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Capital gains distributions are not eligible for the dividends received deduction. Capital gains may be generated by transactions in options and futures contracts engaged in by the Fund.

    The Fund may at times make payments from sources other than income or net capital gains. Payments from such sources will, in effect, represent a return of a portion of each shareholder's investment. All, or a portion, of such payments will not be taxable to shareholders.

    After the end of the calendar year, shareholders will receive a statement of their dividends and capital gains distributions for tax purposes, including information as to the portion taxable as ordinary income and the portion taxable as capital gains.

    To avoid being subject to a 31% Federal backup withholding tax on taxable dividends, capital gains distributions and the proceeds of redemptions and repurchases, shareholders' taxpayer identification numbers must be furnished and certified as to their accuracy.

    Shareholders should consult their tax advisers regarding specific questions as to state or local taxes and as to the applicability of the foregoing to their current federal tax situation.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

From time to time the Fund may quote its "yield" and/or its "total return" in advertisements and sales literature. Both the yield and the total return of the Fund are based on historical earnings and are not intended to indicate future performance. The yield of the Fund will be computed by dividing the Fund's net investment income over a 30-day period by an average value (using the average number of shares entitled to receive dividends and the maximum offering price per share at the end of the period), all in accordance with applicable regulatory requirements. Such amount will be compounded for six months and then annualized for a twelve-month period to derive the Fund's yield.

    The "average annual total return" of the Fund refers to a figure reflecting the average annualized percentage increase (or decrease) in the value of an initial investment in the Fund of $1,000 over periods of one, five and ten years. Average annual total return reflects all income earned by the Fund, any appreciation or depreciation of the Fund's assets, all expenses incurred by the Fund and all sales charges incurred by shareholders, for the stated periods. It also assumes reinvestment of all dividends and distributions paid by the Fund.

    In addition to the foregoing, the Fund may advertise its total return over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. Such calculations may or may not reflect the imposition of the front-end sales charge which, if reflected, would reduce the performance quoted. The Fund may advertise the growth of hypothetical investments of $10,000, $50,000 or $100,000 in shares of the Fund by adding 1 to the Fund's aggregate total return to date and multiplying by $9,450, $47,875 or $96,750 ($10,000, $50,000 or $100,000 adjusted for 5.5%,
4.25% and 3.25% sales charges, respectively). The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by independent organizations.

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

VOTING RIGHTS. All shares of the Fund are of common stock of $0.01 par value and are equal as to earnings, assets and voting privileges. There are no conversion, pre-emptive or other subscription rights. In the event of liquidation, each share of common stock of the Fund is entitled to its portion of all of the Fund's assets after all debts and expenses have been paid. The shares do not have cumulative voting rights.

    Under ordinary circumstances, the Fund is not required, nor does it intend, to hold Annual Meetings of Stockholders. The Directors may call Special Meetings of Stockholders for action by stockholder vote as may be required by the Act or the Fund's By-Laws.

CODE OF ETHICS. Directors, officers and employees of InterCapital, Dean Witter Services Company Inc. and the Distributor are subject to a strict Code of Ethics adopted by those companies. The Code of Ethics is intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from a person's employment activities and that actual and potential conflicts of interest are avoided. To achieve these goals and comply with regulatory requirements, the Code of Ethics requires, among other things, that personal securities transactions by employees of the companies be subject to an advance clearance process to monitor that no Dean Witter Fund is engaged at the same time in a purchase or sale of the same security. The Code of Ethics bans the purchase of securities in an initial public offering, and also prohibits engaging in futures and options transactions and profiting on short-term trading (that is, a purchase within 60 days of a sale or a sale within 60 days of a purchase) of a security. In addition, investment personnel may not purchase or sell a security for their personal account within 30 days before or after any transaction in any Dean Witter Fund managed by them. Any violations of the Code of Ethics are subject to sanctions, including reprimand, demotion or suspension or termination of employment. The Code of Ethics comports with regulatory requirements and the recommendations in the 1994 report by the Investment Company Institute Advisory Group on Personal Investing.

SHAREHOLDER INQUIRIES. All inquiries regarding the Fund should be directed to the Fund at the telephone numbers or address set forth on the front cover of this Prospectus.

APPENDIX--RATINGS OF INVESTMENTS
--------------------------------------------------------------------------------

MOODY'S INVESTORS SERVICE INC. ("MOODY'S")

                                  BOND RATINGS

Aaa        Bonds  which  are rated  Aaa are  judged to  be of  the best  quality. They  carry the smallest degree  of investment  risk and  are generally  referred to  as "gilt  edge."
           Interest  payments are protected by  a large or by  an exceptionally stable margin and principal is secure. While the various protective elements are likely to change,  such changes  as can  be visualized  are most unlikely  to impair  the fundamentally strong position of such issues.
Aa         Bonds which are rated Aa are judged to  be of high quality by all standards.  Together with  the Aaa group they  comprise what are generally known  as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as  large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or  there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A          Bonds which are rated  A possess many  favorable investment attributes  and are to  be considered as upper medium grade obligations. Factors giving security to principal and interest  are  considered  adequate,  but  elements may  be  present  which  suggest a susceptibility to impairment sometime in the future.
Baa        Bonds which are rated Baa are considered  as medium grade obligations; i.e., they  are neither  highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or  may be  characteristically  unreliable over  any  great length  of  time. Such  bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
           Bonds rated Aaa, Aa, A and Baa are considered investment grade bonds.

Ba         Bonds which are rated Ba are judged to have speculative elements; their future  cannot be considered as well assured. Often the protection of interest and principal payments may  be very  moderate, and therefore  not well  safeguarded during both  good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B          Bonds which  are rated  B  generally lack  characteristics of  desirable  investments.
           Assurance  of interest and principal payments or  of maintenance of other terms of the contract over any long period of time may be small.
Caa        Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
Ca         Bonds which are rated Ca present obligations  which are speculative in a high  degree.
           Such issues are often in default or have other marked shortcomings.
C          Bonds  which are rated C are the lowest rated  class of bonds, and issues so rated can be regarded as having extremely poor  prospects of ever attaining any real  investment standing.

CONDITIONAL RATING: Municipal bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

RATING REFINEMENTS: Moody's may apply numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate and municipal bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and a modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

COMMERCIAL PAPER RATINGS
--------------------------------------------------------------------------------

Moody's Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime-1, Prime-2, Prime-3.

    Issuers rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 have a strong capacity for repayment of short-term promissory obligations; and Issuers rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S CORPORATION ("STANDARD & POOR'S")

                                  BOND RATINGS

    A Standard & Poor's bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

    The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings are based, in varying degrees, on the following considerations: (1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

    Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

AAA        Debt  rated AAA has the highest rating assigned  by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.
AA         Debt rated AA  has a  very strong  capacity to pay  interest and  repay principal  and differs from the highest-rated issues only in small degree.
A          Debt  rated A has a strong capacity to  pay interest and repay principal although they are somewhat more susceptible to the  adverse effects of changes in circumstances  and economic conditions than debt in higher-rated categories.
BBB        Debt  rated BBB is regarded  as having an adequate capacity  to pay interest and repay principal. Whereas  it  normally  exhibits  adequate  protection  parameters,  adverse economic  conditions or changing circumstances  are more likely to  lead to a weakened capacity to pay interest and repay principal  for debt in this category than for  debt in higher-rated categories.
           Bonds rated AAA, AA, A and BBB are considered investment grade bonds.

BB         Debt rated BB has less near-term vulnerability to default than other speculative grade debt.  However, it faces major ongoing  uncertainties or exposure to adverse business, financial or  economic conditions  which could  lead to  inadequate capacity  to  meet timely interest and principal payment.
B          Debt  rated B has a greater vulnerability to default but presently has the capacity to meet interest  payments  and  principal repayments.  Adverse  business,  financial  or economic  conditions would likely  impair capacity or willingness  to pay interest and repay principal.
CCC        Debt rated CCC has a current  identifiable vulnerability to default, and is  dependent upon  favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal. In  the event of adverse business, financial  or economic  conditions, it is not likely to have  the capacity to pay interest and repay principal.
CC         The rating  CC is  typically applied  to debt  subordinated to  senior debt  which  is assigned an actual or implied CCC rating.
C          The  rating  C is  typically  applied to  debt subordinated  to  senior debt  which is assigned an actual or implied CCC- debt rating.

CI         The rating CI is reserved for income bonds on which no interest is being paid.
NR         Indicates that no rating has been requested, that there is insufficient information on which to base a rating or  that Standard & Poor's does  not rate a particular type  of obligation as a matter of policy.

           Bonds  rated BB,  B, CCC, CC  and C  are regarded as  having predominantly speculative characteristics with  respect to  capacity to  pay interest  and repay  principal.  BB indicates  the least degree  of speculation and  C the highest  degree of speculation.
           While such debt will  likely have some quality  and protective characteristics,  these are outweighed by large uncertainties or major risk exposures to adverse conditions.

           Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major ratings categories.

           In  the case of municipal bonds, the foregoing ratings are sometimes followed by a "p"
           which indicates  that the  rating is  provisional. A  provisional rating  assumes  the successful  completion of  the project  being financed  by the  bonds being  rated and indicates that payment of debt service  requirements is largely or entirely  dependent upon  the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood or risk of default upon failure of such completion.

                            COMMERCIAL PAPER RATINGS

Standard and Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based upon current information furnished by the issuer or obtained by S&P from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information. Ratings are graded into group categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper. The categories are as follows:

    Issues assigned A ratings are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2 and 3 to indicate the relative degree of safety.

A-1        indicates that the degree of safety regarding timely payment is very strong.
A-2        indicates capacity  for timely  payment on  issues with  this designation  is  strong.
           However, the relative degree of safety is not as overwhelming as for issues designated
           "A-1".
A-3        indicates  a  satisfactory  capacity  for timely  payment.  Obligations  carrying this designation are, however, somewhat more vulnerable  to the adverse effects of  changes in circumstances than obligations carrying the higher designations.

DEAN WITTER
HIGH YIELD SECURITIES INC.
TWO WORLD TRADE CENTER
NEW YORK, NEW YORK 10048

BOARD OF DIRECTORS
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
Charles A. Fiumefreddo
Chairman and Chief Executive
Officer
Sheldon Curtis
Vice President, Secretary and
General Counsel
Peter M. Avelar
Vice President
Thomas F. Caloia
Treasurer

CUSTODIAN
The Bank of New York
90 Washington Street
New York, New York 10286

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
Dean Witter Trust Company
Harborside Financial Center
Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER
Dean Witter InterCapital Inc.